UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 7, 2014
Date of Report (Date of earliest event reported)

Kratos Defense & Security Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-34460	13-3818604
(Commission File Number)	(IRS Employer Identification No.)

4820 Eastgate Mall, Suite 200, San Diego, CA	92121
(address of principal executive offices)	(Zip Code)

(858) 812-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

In a press release issued on January 7, 2014, Kratos Defense & Security Solutions, Inc. (the “Company”) announced that President and Chief Executive Officer Eric DeMarco and Executive Vice President and Chief Financial Officer Deanna Lund will present at the 16th Annual Needham Growth Conference on January 16, 2014 at 4:00 PM ET.  The presentation and related materials will be webcast and available for live audio and replay for ninety days on the Company’s website at www.kratosdefense.com.

The press release issued on January 7, 2014 is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

The information on this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibit.

99.1           Press Release, dated January 7, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

Date: January 7, 2014	By:	/s/ Deborah S. Butera
Deborah S. Butera
Senior Vice President, General Counsel/Registered In-House Counsel, Chief Compliance Officer, and Secretary

Exhibit 99.1
FOR IMMEDIATE RELEASE	Press Contact: Yolanda White 858-812-7302 Direct Investor Information: 877-934-4687 investor@kratosdefense.com

Kratos to Present at the 16th Annual Needham Growth Conference

SAN DIEGO, CA, January 7, 2014 – Kratos Defense & Security Solutions, Inc. (NASDAQ: KTOS), a leading National Security Solutions provider, today announced its President & CEO, Eric DeMarco, and its Executive VP & CFO, Deanna Lund, will present at the 16th Annual Needham Growth Conference at the New York Palace in New York, NY on Thursday, January 16th at 4:00 p.m. Eastern Time.  In the presentation, Mr. DeMarco will discuss Kratos’ strategy, overall business, strategic initiatives and initial 2014 financial guidance.

A live audio webcast of the presentation will be accessible via the Kratos Defense website. To hear the presentation and view related materials, please visit the website at www.kratosdefense.com. A replay will be available for ninety days.

About Kratos Defense & Security Solutions
Kratos Defense & Security Solutions, Inc. (Nasdaq:KTOS) is a specialized National Security technology Company providing mission critical products, services and solutions for United States National Security. Kratos' core capabilities are sophisticated engineering, manufacturing and system integration offerings for National Security platforms and programs. Kratos' areas of expertise include Command, Control, Communications, Computing, Combat Systems, Intelligence, Surveillance and Reconnaissance (C5ISR), satellite communication systems, electronic warfare, unmanned systems, missile defense, cyber warfare, cybersecurity, information assurance, and critical infrastructure security. Kratos has primarily an engineering and technically oriented work force of approximately 3,850. The vast majority of Kratos' work is performed on a military base, in a secure facility or at a critical infrastructure location. Kratos' primary end customers are National Security related agencies. News and information are available at www.KratosDefense.com.